SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              COMPUWARE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

COMPUWARE CORPORATION

Corporate Headquarters
31440 NORTHWESTERN HIGHWAY, FARMINGTON HILLS, MICHIGAN 48334-2564         [LOGO]
(248) 737-7300


                                                                January 29, 1999


Dear Compuware Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Compuware Corporation to be held at 3:00 p.m., Eastern Standard Time on Thursday, February 25, 1999. The meeting will be held at Compuware's corporate offices, 31440 Northwestern Highway, Farmington Hills, Michigan.

     The following pages contain the formal Notice of the Special Meeting and the Proxy Statement. You may wish to review this material for information concerning the business to be conducted at the meeting.

     If your shares are currently held in the name of your broker, bank or other nominee and you wish to attend the meeting, you should obtain a letter from your broker, bank or other nominee indicating that you are the beneficial owner of a stated number of shares of stock as of the January 26, 1999 record date. This will help facilitate registration at the meeting.

     Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your proxy card as soon as possible. This will ensure representation of your shares in the event you are unable to attend the meeting. You may, of course, revoke your proxy and vote in person at the meeting if you so desire.


                                              Sincerely,


                                              /s/ Peter Karmanos, Jr.
                                              Peter Karmanos, Jr.
                                              Chairman & Chief Executive Officer

                             COMPUWARE CORPORATION

                           31440 Northwestern Highway
                      Farmington Hills, Michigan 48334-2564


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders:

     Please take notice that a Special Meeting of Shareholders of Compuware Corporation (the "Company") will be held at the Company's corporate offices at 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564 on Thursday, February 25, 1999 at 3:00 p.m., Eastern Standard Time, to consider and act upon the following matters:

     (1) The amendment of the Company's Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock, $0.01 par value, from 400,000,000 shares to 1,600,000,000 shares.

     (2)  Such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on January 26, 1999 will be entitled to vote at the meeting.

     Your attention is called to the attached Proxy Statement and the accompanying proxy card. You are requested to sign and return the proxy card in the enclosed envelope. If you attend the meeting, you may withdraw your proxy and vote your shares.


                                             By Order of the Board of Directors,

                                             /s/ Thomas Costello, Jr.
                                             Thomas Costello, Jr.
                                             Secretary

Farmington Hills, Michigan
January 29, 1999

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                              COMPUWARE CORPORATION

                                  INTRODUCTION

     This Proxy Statement and the accompanying proxy card are first being mailed on or about January 29, 1999, to shareholders of record on January 26, 1999 of Compuware Corporation ("Compuware" or the "Company") in connection with the solicitation by the Company's Board of Directors of proxies from holders of Compuware Common Stock, $.01 par value per share ("Common Stock"), for use at the Special Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on Thursday, February 25, 1999, at Compuware Corporation, 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564, and at any adjournment or adjournments thereof.

     We urge you to sign, date and mail your proxy card promptly to make certain that your shares will be voted at the meeting.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted by filing with the Secretary of Compuware a written notice of revocation bearing a date later than the proxy, by duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Compuware, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself operate to revoke a proxy. Any written notice of revocation should be sent to: Secretary, Compuware Corporation, 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564.

     The  principal   executive  offices  of  Compuware  are  located  at  31440
Northwestern Highway, Farmington Hills, Michigan 48334-2564, and the telephone number is (248)737-7300.

                               GENERAL INFORMATION

     The expense of soliciting proxies, including the cost of preparing, printing and mailing the Notice of the Special Meeting of Shareholders, the Proxy Statement and the accompanying proxy card, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph, by directors, officers and regular employees of the Company, without special compensation therefor. The Company has also retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the solicitation of proxies, for an approximate cost of $5,500, plus reasonable expenses. Brokers and other persons holding stock in their names, or in the names of nominees, will be requested to forward proxy material to the beneficial owners of the stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

     Holders of shares of Common Stock of record at the close of business on January 26, 1999 are entitled to notice of, and to vote at the Special Meeting of Shareholders. There are outstanding on January 26, 1999, 185,208,256 shares of Common Stock, the only class of stock outstanding. Each share is entitled to one vote. The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock, or 92,604,129 shares, is necessary to constitute a quorum for the transaction of business at the meeting or at any adjournment thereof.

     All proxies signed and returned to the Company will be voted, if not otherwise specified thereon, for approval of the proposal to amend the Company's Restated Articles of Incorporation described herein.

     Management of the Company knows of no other matters to come before the Special Meeting. If any other matters requiring a shareholder vote properly come before the meeting, the persons appointed proxy on the enclosed proxy card will vote with respect to such matters in accordance with their best judgment.

           PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
                            AUTHORIZED COMMON STOCK

     Article  III(1)  of  the  Company's   Restated  Articles  of  Incorporation
presently provides for an authorized capitalization of the Company of 400,000,000 shares of Common Stock, $0.01 par value per share, and 5,000,000 shares of Class A Preferred Stock, no par value. As of January 26, 1999, none of the shares of Class A Preferred Stock were issued and outstanding, and 185,208,256 shares of Common Stock were issued and outstanding with a total of 39,193,567 additional shares of Common Stock reserved for issuance upon exercise of stock options granted and available for grant under the Company's stock option plans or upon purchase under the Company's employee stock purchase plan.

     The Board of Directors of the Company has proposed an amendment to Article III(1) of the Company's Restated Articles of Incorporation to increase, from 400,000,000 to 1,600,000,000, the number of authorized shares of Common Stock. A copy of Article III(1) showing the proposed amendment is set forth in Exhibit A.

     If the proposal is approved by the shareholders of the Company, the additional 1,200,000,000 shares of Common Stock so authorized will be available for issuance by the Board of Directors of the Company for stock splits or stock dividends, acquisitions, raising additional capital, stock options or other corporate purposes. On January 6, 1999, the Board of Directors of the Company approved a two-for-one stock split, to be affected by means of a 100% stock dividend, to be payable on February 26, 1999 to holders of record of the Company's Common Stock as of January 26, 1999, subject to the approval of this proposal by the Company's shareholders.

     The Company does not anticipate that it would seek authorization from the shareholders for issuance of any other additional shares in the future unless required by applicable law or regulation. Any additional shares, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding. There are no preemptive rights available to shareholders in connection with the issuance of any such shares.

     One of the effects of the amendment, if adopted, may be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of

Common Stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which shareholders might view as desirable. In addition, since the Company's shareholders have no preemptive rights to purchase additional shares of Common Stock issued, the issuance of such shares could dilute the interests of current shareholders of the Company.

     The approval of this proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders, as of the record date, of the majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will not be deemed affirmative votes, and will have the same effect as a negative vote on the proposal. Such votes, however, will be counted in determining whether a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO ARTICLE III(1) OF THE COMPANY'S ARTICLES OF INCORPORATION.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows as of January 26, 1999 the beneficial ownership of Compuware Common Stock by each current director, by each executive officer, and by all directors and executive officers as a group.

                                                                             Beneficial          Percent
       Name                                                                 Ownership(1)         of Class
       ----                                                                 ------------         --------
Thomas Costello, Jr.                                                           73,295(2)             *
Stephen H. Fagan                                                              477,608(3)             *
Laura Lawson Fournier                                                          51,981(4)             *
Henry A. Jallos                                                               272,179(5)             *
Peter Karmanos, Jr.                                                        20,752,344(6)            11.1
Denise A. Knobblock                                                            92,440(7)             *
Joseph A. Nathan                                                              889,865(8)             *
W. James Prowse                                                             1,574,059(9)             *
Phyllis Recca                                                                 137,347(10)            *
John N. Shevillo                                                               81,455(11)            *
Eliot R. Stark                                                                202,351(12)            *
Elizabeth A. Chappell                                                          12,000(13)            *
Elaine K. Didier                                                               10,500(14)            *
Bernard M. Goldsmith                                                          134,714(15)            *
William O. Grabe                                                               75,000(16)            *
William R. Halling                                                             27,000(17)            *
G. Scott Romney                                                                76,000(18)            *
Thomas Thewes                                                               5,213,796(19)            2.8
Lowell Weicker, Jr.                                                             1,000(20)            *
By all executive officers and directors as a group (19 persons)            22,477,214               11.9
Massachusetts Financial Services                                           18,628,000(21)           10.1
Putnam Investment Management                                               17,645,000(22)            9.5

----------
*    Less than one percent.

(1) Except as otherwise noted, each beneficial owner identified in this table has sole investment power with respect to the shares shown in the table to be owned by the person or entity.

(2) Includes (i) 1,613 shares owned directly by Mr. Costello; (ii) 36,082 shares held for Mr. Costello through the Company's ESOP; (iii) 400 shares held by Mr. Costello's children; and (iv) 35,200 option shares which are fully vested.

(3) Includes (i) 2,239 shares owned directly by Mr. Fagan; (ii) 269 shares held for Mr. Fagan through the Company's ESOP; and (iii) 475,100 option shares which are fully vested.

(4) Includes (i) 6,230 shares owned directly by Ms. Fournier; (ii) 9,483 shares held for Ms. Fournier through the Company's ESOP; and (iii) 36,268 option shares which are fully vested.

(5) Includes (i) 2,389 shares owned directly by Mr. Jallos; (ii) 16,615 shares held for Mr. Jallos through the Company's ESOP; and (iii) 253,175 option shares which are fully vested.

(6) Includes (i) 2,269,148 shares owned directly by Mr. Karmanos; (ii) 261,524 shares held by Mr. Karmanos's trusts; (iii) 5,605,601 shares held by Mr. Karmanos's Stock Limited Partnership; (iv) 11,113,303 shares Mr. Karmanos is entitled to vote pursuant to shareholder agreements with certain shareholders; (v) 188,802 shares held for Mr. Karmanos through the Company's ESOP; (vi) 522,966 shares held by Mr. Karmanos's wife (under voting agreement, dated July 1, 1997); and (vii) 790,800 option shares which are fully vested. The shareholder group referenced in (iv) above includes shares beneficially owned by (a) Thomas Thewes and the Thewes entities, Michael J. Lobsinger, W. James Prowse, Joseph A. Nathan, Allen B. Cutting Trust, Joan L. Cutting Trust, Allen B. Cutting Foundation, Cutting Irrevocable Trust, Long Family Trust, Long Family Charitable Remainder Unitrust, William D. and Kay K. Long Charitable Remainder Unitrust, Harris Trust and Harris Family Charitable Remainder Unitrust (under a shareholder agreement, dated November 5, 1992, as amended) and (b) General Atlantic Partners II, L.P., General Atlantic Partners, LLC, and GAP-Amsterdam Partners, L.P. (under a shareholder agreement, dated October 22, 1992).

(7) Includes (i) 739 shares owned directly by Ms. Knobblock; (ii) 11,701 shares held for Ms. Knobblock through the Company's ESOP; and (iii) 80,000 option shares which are fully vested.

(8) Includes (i) 70,066 shares owned directly by Mr. Nathan; (ii) 91,527 shares held for Mr. Nathan through the Company's ESOP; and (iii) 728,272 shares which are fully vested.

(9) Includes (i) 879,139 shares held by Mr. Prowse's trust; (ii) 136,120 shares held for Mr. Prowse through the Company's ESOP; and (iii) 558,800 option shares which are fully vested.

(10) Includes (i) 14,703 shares held directly by Ms. Recca; (ii) 8,532 shares held for Ms. Recca through the Company's ESOP; (iii) 18,580 shares held for Ms. Recca through an IRRA; and (iv) 95,532 option shares which are fully vested.

(11) Includes (i) 2,497 shares held directly by Mr. Shevillo; (ii) 38,958 shares held for Mr. Shevillo through the Company's ESOP; and (iii) 40,000 option shares which are fully vested.

(12) Includes (i) 2,351 shares held directly by Mr. Stark; and (ii) 200,000 option shares which are fully vested.

(13) Includes (i) 2,000 shares held directly by Ms. Chappell; and (ii) 10,000 option shares which are fully vested.

(14) Includes (i) 1,300 shares held directly by Ms. Didier; and (ii) 9,200 option shares which are fully vested.

(15) Includes (i) 19,714 shares owned directly by Mr. Goldsmith; and (ii) 115,000 option shares which are fully vested.

(16) Includes 75,000 option shares which are fully vested.

(17) Includes (i) 2,000 shares held directly by Mr. Halling; and (ii) 25,000 option shares which are fully vested.

(18) Includes (i) 5,119 shares owned directly by Mr. Romney; (ii) 1,000 shares owned by Mr. Romney's wife; and (iii) 69,881 option shares which are fully vested.

(19) Includes (i) 5,019,590 shares held by Mr. Thewes's trusts; (ii) 20,000 shares held by The Thewes Family Limited Partnership; (iii) 48,750 shares held by The Thewes GST Limited Partnership; (iv) 118,136 shares held for Mr. Thewes through an IRRA; and (v) 7,320 option shares which are fully vested.

(20) Includes 400 shares held by Mr. Weicker; and (ii) 600 shares held by Mr. Weicker's wife.

(21) The address for Massachusetts Financial services is 500 Boylston Street, 25th Floor, Boston, Massachusetts 02116.

(22) The address for Putnam Investment Management is One Post Office Square, Boston, Massachusetts 02109.

                              SHAREHOLDER PROPOSALS

     Shareholders may submit proposals to be considered for shareholder action at the 1999 Annual Meeting if they do so in accordance with the appropriate regulations of the Securities and Exchange Commission. Any such proposals must be submitted to the Company's Secretary no later than March 31, 1999.

                                                                       EXHIBIT A

                           AMENDMENT TO ARTICLE III(1)
                        OF THE ARTICLES OF INCORPORATION
                            OF COMPUWARE CORPORATION

1.   The total authorized capital stock is:

     Common Shares: 1,600,000,000 shares, Common Stock, $0.01 Par Value

     Preferred Shares: 5,000,000 shares, Class A Preferred Stock, No Par Value

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

----------------------------       1. Amend Company's  Restated  Articles         For       Against   Abstain
   COMPUWARE CORPORATION              of  Incorporation  to increase  the
----------------------------          number of authorized  shares of the          |_|        |_|       |_|
                                      Company's  Common  Stock  $0.01 par
                                      value,  from 400,000,000  shares to
                                      1,600,000,000 shares.





RECORD DATE SHARES:




                                                      ------------
Please be sure to sign and date this Proxy.           Date
------------------------------------------------------------------         Mark box at right if address change or
                                                                           comments   have  been   noted  on  the        |_|
                                                                           reverse side of this card.
--------Shareholder sign here---------------Co-owner sign here----




DETACH CARD                                                          DETACH CARD



                             COMPUWARE CORPORATION


Dear Shareholder,

The enclosed proxy card relates to the February 25, 1999 Special Meeting of Shareholders of Compuware Corporation. Also enclosed is a Notice of Meeting and a Proxy Statement.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on February 25, 1999.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Compuware Corporation

                             COMPUWARE CORPORATION

The undersigned hereby appoints as proxies, Thomas Costello, Jr. or Barbara J. Kovach, with power of substitution, to vote the shares of Common Stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of Compuware Corporation, to be held on February 25, 1999 and at any adjournment(s) thereof.

The Proxy will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxy will vote your shares FOR the proposal.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If shareholder is a corporation, the signature should be that of any authorized officer who should indicate his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------------           -----------------------------------
----------------------------------           -----------------------------------
----------------------------------           -----------------------------------